Exhibit 10.5

FIRST AMENDING AGREEMENT
TO
THE CREDIT AGREEMENT

BETWEEN:

KINDER MORGAN COCHIN ULC
as Borrower
and
THE PERSONS PARTY THERETO
FROM TIME TO TIME IN THEIR CAPACITIES AS LENDERS
and
ROYAL BANK OF CANADA
as Administrative Agent
and with
RBC Capital Markets and TD Securities
as Joint Lead Arrangers and Joint Bookrunners
and with
The Toronto-Dominion Bank
as Syndication Agent

May 29, 2018

Exhibit 10.5

FIRST AMENDING AGREEMENT
THIS AGREEMENT is made as of May 29, 2018,
BETWEEN:
KINDER MORGAN COCHIN ULC, as borrower (hereinafter referred to as the “Borrower”),
OF THE FIRST PART,
- and -
THE FINANCIAL INSTITUTIONS NAMED ON THE SIGNATURE PAGES HERETO,
OF THE SECOND PART,
- and -
ROYAL BANK OF CANADA, a Canadian chartered bank, as agent of the Lenders (hereinafter referred to as the “Agent”),
OF THE THIRD PART.
WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as hereinafter set forth;
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:
1.Interpretation
1.1    In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:
“Agreement” means this agreement, as amended, modified, supplemented or restated from time to time.
“Credit Agreement” means the credit agreement made as of May 1, 2018, between the Borrower, the financial institutions party thereto and the Agent.
1.2    Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.
1.3    The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless the context otherwise requires, references herein to “Sections” are to Sections of this Agreement. The terms “this Agreement”, “hereof”, “hereunder” and similar expressions

Exhibit 10.5

refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.
1.4    This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.
1.5    The amendments contained herein shall be effective as of the date of this Agreement.
2.    Agreements and Acknowledgements
2.1    Section 1.1 of the Credit Agreement is hereby amended by:

(a)	deleting the definition of Consolidated Total Funded Debt in its entirety and replacing it with the following:
“ “Consolidated Total Funded Debt” means, collectively and on a consolidated basis, the principal amount of all indebtedness under the Credit Facility, the Permitted Refinancing Debt and the principal amount of any other consolidated Funded Debt of KMCL, but, excluding therefrom, any Funded Debt under and pursuant to the EDC Covered Facility.”;

(b)	deleting the definition of Maturity Date in its entirety and replacing it with the following:
“ “Maturity Date” means the earlier of: (i) the date of the closing of the TM Disposition, and (ii) May 29, 2020.”;

(c)	adding the following new definitions in the applicable alphabetical order in such Section 1.1 of the Credit Agreement:
“ “EDC Covered Facility” has the meaning attributed thereto in paragraph (a.1) of the definition of Permitted Debt.
“EDC Guarantee” has the meaning attributed thereto in paragraph (a.1) of the definition of Permitted Debt.
“EDC Indemnity Agreement” has the meaning attributed thereto in paragraph (s.1) of the definition of Permitted Liens.”;

(d)	amending the definition of Permitted Debt as follows:

(i)	adding new paragraphs (a.1) and (a.2) thereto as follows:

“(a.1)
an unsecured credit facility of up to $1,000,000,000 (the “EDC Covered Facility”) between Trans Mountain Pipeline L.P., as borrower, the Lenders, as lenders, and Royal Bank of Canada, as administrative agent for such lenders, which credit facility is unconditionally guaranteed in full by Export Development Canada pursuant to a guarantee in favour of such lenders and such agent (the “EDC Guarantee”);

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(a.2)	to the extent the same may constitute Funded Debt, obligations of the Borrower under the EDC Indemnity Agreement”; and

(ii)	deleting paragraph (b) thereof and replacing it with the following:

“(b)	any Funded Debt owing by an Obligor to another Obligor, including, for certainty, any intercorporate debt that is incurred in connection with the TM Disposition;”;

(e)	amending the definition of Permitted Dispositions as follows:

(i)	deleting paragraph (b) thereof in its entirety and replacing it with the following:

“(b)	a Disposition by such Obligor in the ordinary course of business that would not reasonably be expected to have a Material Adverse Effect;” and

(ii)	adding a new paragraph (j.1) to the definition of Permitted Dispositions as follows:
“(j.1)    the TM Disposition;”;

(f)	amending the definition of Permitted Liens by adding a new paragraph (s.1) as follows:

“(s.1)
Liens over the assets of Trans Mountain Pipeline L.P., Trans Mountain Pipeline ULC, Kinder Morgan Canada Inc. or any of their subsidiaries in favour of Export Development Canada as security for obligations owing to it arising under any indemnity agreement entered into by Trans Mountain Pipeline L.P. with Export Development Canada in connection with amounts paid by Export Development Canada to the lenders under the EDC Guarantee (the “EDC Indemnity Agreement”); provided that all such Liens are subordinated to the Liens created under the Security Documents in a manner satisfactory to all of the Lenders, acting reasonably.”; and

(g)	adding therein the following definition in the applicable alphabetical order:
“TM Disposition” means the sale of all of the Equity Securities of Trans Mountain Pipeline ULC, Kinder Morgan Canada Inc. and Trans Mountain Pipeline L.P. (including, in each case, any intercompany debt owing by any one or more of the same and any other Obligor), in each case, to Her Majesty The Queen in Right of Canada or any Crown corporation thereof pursuant to a share and unit purchase agreement dated as of May 29, 2018.
2.2    Section 2.1(c) of the Credit Agreement is deleted in its entirety and replaced with “[Intentionally Deleted]”;
2.3    Section 2.3(a)(i) of the Credit Agreement is deleted in its entirety and replaced with the following:

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“(i)	in the case of a Prime Loan or a USBR Loan, by delivering a Drawdown Notice to the Agent before 12:00 noon (Toronto time) on the requested Drawdown Date;”.
2.4    Section 9.2(d) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(d)
Transactions with Affiliates. The Borrower shall not, and shall not permit any other Obligor to, make any payment to, or Dispose of any of its Property to, or purchase any Property from, or, except for Existing Affiliate Agreements, enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or Guarantee with, or for the benefit of, any Affiliate of the Borrower which is not an Obligor or a Subsidiary of the Borrower involving aggregate consideration in excess of Cdn.$5,000,000, unless (i) each such Affiliate transaction is on terms that are not less favourable (taken as a whole) in any material respect to such Obligor as it would obtain in a comparable arm’s-length transaction with a Person that is not an Affiliate or (ii) such Affiliate transaction is required in connection with a pre-closing restructuring for purposes of consummation of the TM Disposition.”.

2.5    Section 9.2(e) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(e)
Change of Business. The Borrower and the other Obligors, taken as a whole, shall not fundamentally and substantively alter the character of their businesses, taken as a whole, from the businesses conducted by, contemplated to be conducted by or proposed to be conducted by, the Borrower and the other Obligors, taken as a whole, on the date hereof, and other business activities which are extensions thereof or otherwise incidental, synergistic, reasonably related, or ancillary to any of the foregoing; provided that, the TM Disposition and the consummation thereof shall not constitute a breach of this Section 9.2(e).”.

2.6    Section 9.2(f) of the Credit Agreement is amended by deleting the word “The” at the beginning thereof and replacing it with the following: “Other than in connection with the TM Disposition, the”.
2.7    Section 9.2(j) of the Credit Agreement is amended by deleting the word “The” at the beginning thereof and replacing it with the following: “Other than in connection with the TM Disposition, the”.
3.    Consent and Authorization
3.1    The Agent agrees, and the Lenders hereby authorize the Agent, upon the written request of the Borrower, to, without further authorization from the Lenders, take such steps as may be required under the Collateral Agency and Intercreditor Agreement or as may be requested by the Borrower or the Collateral Agent to release the Liens created by the Security Documents from any property or assets which may be disposed of pursuant to the TM Disposition upon the consummation thereof

Exhibit 10.5

and to release all Liens created under the Security Documents upon the unconditional and irrevocable repayment in full and cancellation of the Credit Facility.
3.2    For certainty, the Lenders hereby consent to the TM Disposition and hereby waive any Default or Event of Default that arises, occurs or exists in connection with the consummation of the TM Disposition and any matters reasonably ancillary thereto, subject to the unconditional and irrevocable repayment in full and cancellation of the Credit Facility contemporaneously with the consummation thereof.
4.    Representations and Warranties
The Borrower hereby represents and warrants as follows to the Agent and each of the Lenders and acknowledges and confirms that the Agent and each of the Lenders are relying upon such representations and warranties:

(a)	Capacity, Power and Authority

(i)
The Borrower has been duly incorporated and is validly subsisting under the laws of its governing jurisdiction and has all the requisite corporate capacity, power and authority to carry on its business as presently conducted.

(ii)	The Borrower has the requisite corporate capacity, power and authority to execute and deliver this Agreement.

(b)	Authorization; Enforceability
The Borrower has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, this Agreement, and this Agreement is a legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject only to applicable bankruptcy, insolvency or other laws of general application limiting the enforceability of creditors’ rights, and to the general principles of equity.

(c)	Compliance with Other Instruments
Neither the execution and delivery of this Agreement by the Borrower, nor compliance with the terms and conditions of any of them, has resulted, or will result, in (i) a violation of its articles, by-laws, unanimous shareholders’ agreement or other constating or governing documents or any resolutions passed by the directors or shareholders thereof, or (ii) a breach of, or constitute a default under, any loan agreement, indenture, trust deed or any other agreement or instrument to which any Obligor is a party or by which it or any of its Property is bound, or requires any consent thereunder other than such as has already been received, except to the extent that such breach, default or failure would not reasonably be expected to have a Material Adverse Effect.

(d)	Credit Agreement Representations and Warranties
Each of the representations and warranties of the Borrower set forth in Section 8.1 of the Credit Agreement is true and accurate in all material respects as of the date hereof other than any representations and warranties which expressly speak of an earlier date.

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(e)	No Default
Except to the extent expressly consented to herein or otherwise expressly amended hereby, no Default or Event of Default has occurred or is continuing or shall result from or exist immediately after the coming into effect of the agreements and supplements to the Credit Agreement contemplated hereby.
The representations and warranties set out in this Agreement shall survive the execution and delivery of this Agreement, notwithstanding any investigations or examinations which may be made by or on behalf of the Agent, the Lenders or Lenders’ legal counsel. Such representations and warranties shall survive until the repayments of the Outstandings and the cancellation of the Credit Facilities.
5.    Confirmation of Credit Agreement and other Loan Documents
The Credit Agreement and the other Loan Documents to which the Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect and the Credit Agreement as amended and supplemented by this Agreement and each of the other Loan Documents to which the Borrower is a party is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented, with such agreements and supplements being effective from and as of the date hereof.
6.    Further Assurances
The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as shall be reasonably required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.
7.    Enurement
This Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.
8.    Time of Essence
Time shall be of the essence of this Agreement.

Exhibit 10.5

9.    Counterparts
This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Such executed counterparts may be delivered by facsimile or other electronic transmission and, when so delivered, shall constitute a binding agreement of the parties hereto.
[Remainder of Page Intentionally Left Blank]

Exhibit 10.5

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

BORROWER:

KINDER MORGAN COCHIN ULC

By:	/s/ D. Scott Stoness
Name: D. Scott Stoness
Title: Vice President Finance; Secretary

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AGENT:

ROYAL BANK OF CANADA

By:	/s/ Susan Khokher
Name: Susan Khokher
Title: Manager, Agency

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LENDERS:

ROYAL BANK OF CANADA

By:	/s/ Mike Gaudet
Name: Mike Gaudet
Title: Authorized Signatory

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THE TORONTO-DOMINION BANK

By:	/s/ David Radomsky
Name: David Radomsky
Title: Managing Director

By:	/s/ Craig DeBellefeuille
Name: Craig DeBellefeuille
Title: Director

Exhibit 10.5

ACKNOWLEDGMENT
Each of the undersigned (collectively, the “Guarantors” and each a “Guarantor”) hereby acknowledge and consent to this Agreement and acknowledge, agree and confirm that the Obligor Guarantee made as of May 1, 2018, provided by each Guarantor to the Agent (the “Guarantee”), and all representations, warranties, covenants and other obligations set forth therein, are binding on them and continue in full force and effect as a joint and several guarantee of all of the indebtedness, liabilities and obligations of the Borrower and other Obligors to the Guarantee Beneficiaries (as such term is defined in the Guarantee). Each such Guarantor hereby restates the terms set forth in the Guarantee to the extent necessary under the applicable law to give effect to the foregoing. Each Guarantor hereby further acknowledges and agrees that all security granted by it to the Collateral Agent for its own benefit and on behalf of the Guarantee Beneficiaries and others in connection with the Guarantee, the Credit Agreement and any other Loan Documents executed and delivered pursuant thereto or in connection therewith continue in full force and effect, without in any way impairing or derogating from any of the mortgages, pledges, charges, assignments, security interests and covenants therein contained or thereby constituted, as continuing security for all indebtedness, liabilities and other obligations of each Guarantor under the Guarantee and each other Loan Document to which it is a party.

KINDER MORGAN COCHIN ULC		TRANS MOUNTAIN PIPELINE ULC

By:	/s/ D. Scott Stoness	By:	/s/ D. Scott Stoness
	Name: D. Scott Stoness		Name: D. Scott Stoness
	Title: Vice President Finance; Secretary		Title: Vice President Regulatory Affairs and Finance; Secretary

TRANS MOUNTAIN (JET FUEL) INC.

By:	s/ D. Scott Stoness
Name: D. Scott Stoness
Title: Vice President Regulatory Affairs and Finance; Secretary

Exhibit 10.5

KINDER MORGAN CANADA INC.		TRANS MOUNTAIN PIPELINE L.P., by its general partner, TRANS MOUNTAIN PIPELINE ULC

By:	/s/ D. Scott Stoness	By:	/s/ D. Scott Stoness
	Name: D. Scott Stoness		Name: D. Scott Stoness
	Title: Vice President Regulatory and Compliance; Secretary		Title: Vice President Regulatory Affairs and Finance; Secretary

KM CANADA MARINE TERMINAL LIMITED PARTNERSHIP, by its general partner, KM CANADA TERMINALS GP ULC		KM CANADA NORTH 40 LIMITED PARTNERSHIP, by its general partner, KM CANADA TERMINALS GP ULC

By:	/s/ D. Scott Stoness	By:	/s/ D. Scott Stoness
	Name: D. Scott Stoness		Name: D. Scott Stoness
	Title: Secretary		Title: Secretary

Exhibit 10.5

BASE LINE TERMINAL EAST LIMITED PARTNERSHIP, by its general partner, KM CANADA RAIL HOLDINGS GP LIMITED		KM CANADA EDMONTON SOUTH RAIL TERMINAL LIMITED PARTNERSHIP, by its general partner, KM CANADA RAIL HOLDINGS GP LIMITED

By:	/s/ D. Scott Stoness	By:	/s/ D. Scott Stoness
	Name: D. Scott Stoness		Name: D. Scott Stoness
	Title: Secretary		Title: Secretary

KM CANADA EDMONTON NORTH RAIL TERMINAL LIMITED PARTNERSHIP, by its general partner, KM CANADA RAIL HOLDINGS GP LIMITED		TRANS MOUNTAIN PIPELINE (PUGET SOUND) LLC

By:	/s/ D. Scott Stoness	By:	/s/ D. Scott Stoness
	Name: D. Scott Stoness		Name: D. Scott Stoness
	Title: Secretary		Title: Vice President Regulatory Affairs and Finance; Secretary

Exhibit 10.5

KM CANADA RAIL HOLDINGS GP LIMITED		KM CANADA TERMINALS GP ULC

By:	/s/ D. Scott Stoness	By:	/s/ D. Scott Stoness
	Name: D. Scott Stoness		Name: D. Scott Stoness
	Title: Secretary		Title: Secretary